UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THERMOGENESIS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2021

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ThermoGenesis Holdings, Inc., formally known as Cesca Therapeutics Inc. (the “Company” or “ThermoGenesis”), a Delaware corporation, will be held at ThermoGenesis Holdings, Inc. corporate headquarters, located at 2711 Citrus Rd., Rancho Cordova, CA 95742 on Thursday, December 16, 2021,
at 9:00 a.m. (PT) for the following purposes:
1.
To elect the Company’s five director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To approve the amendment of the Company’s Amended 2016 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 392,500 shares to 1,200,000 shares;

3.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.
To transact such business as may properly come before the stockholders at the Annual Meeting.

Please review the Notice of Internet Availability of Proxy Materials, the proxy card, or the “Questions and Answers About the Annual Meeting and Procedural Matters” section of the proxy statement for more information on how to vote your shares.
The Board of Directors of the Company has fixed the close of business on October 26, 2021 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.
Important Notice of Internet Availability of Proxy Materials
The proxy statement attached hereto and the accompanying annual report are available for holders of record at www.envisionreports.com/THMO and for shares held in street name, through a broker, bank or nominee, at www.proxyvote.com.
By Order of the Board of Directors
/s/ Mr. Jeffery Cauble

Corporate Secretary
November 5, 2021
Rancho Cordova, California
YOUR VOTE IS IMPORTANT
EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 16, 2021

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Why did I receive a Notice of Internet Availability of Proxy Materials?
The Board of Directors (the “Board”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”) is making this proxy statement available to you on the Internet in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 16, 2021 and any adjournment or postponement thereof. The Annual Meeting will be held at ThermoGenesis Holdings, Inc. corporate headquarters, located at 2711 Citrus Rd., Rancho Cordova, CA 95742 on Thursday, December 16, 2021, at 9:00 a.m. (PT), for the purpose of considering and acting on the matters set forth in this proxy statement.
The proxy materials and the accompanying annual report are being made available or distributed on or about November 5, 2021 to all ThermoGenesis stockholders entitled to vote at the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the accompanying annual report are available on the “Investor” section of the Company’s website at www.thermogenesis.com.
What proposals will be voted on at the Annual Meeting?
ThermoGenesis stockholders are being asked to vote on the following matters at the Annual Meeting:
1.
To elect the Company’s five director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To approve the amendment of the Company’s Amended 2016 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 392,500 shares to 1,200,000 shares;

3.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.
To transact such business as may properly come before the stockholders at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?
The Board set October 26, 2021 as the record date for the Annual Meeting. If you owned ThermoGenesis Common Stock, $0.001 par value (“Common Stock”), at the close of business on October 26, 2021, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of October 26, 2021, there were 11,911,784 shares of ThermoGenesis Common Stock outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with ThermoGenesis’ transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the Notice of Internet Availability of Proxy Materials (the “Notice”) (or the full set of proxy materials if a full set has previously been requested) has been sent directly to you by ThermoGenesis.

Some ThermoGenesis stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the Notice has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.
How many votes do I have?
You are entitled to one vote for each share of ThermoGenesis Common Stock you owned at the close of business on the record date.
What should I do if I receive more than one Notice?
You may receive more than one Notice. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice. Please vote by telephone or the Internet with respect to each Notice that you receive.
How can I vote my shares in person at the Annual Meeting?
If you are the stockholder of record of shares of ThermoGenesis Common Stock, you have the right to vote in person at the Annual Meeting with respect to those shares.
If you are the beneficial owner of shares of ThermoGenesis Common Stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?
If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the Notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are included in the Notice, as well as on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on December 16, 2021 (the morning of the Annual Meeting).
If you are the beneficial owner of shares of ThermoGenesis Common Stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a Notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET
Shares Held of Record:
www.envisionreports.com/THMO
Shares Held Through Broker, Bank or Nominee:
Internet: www.proxyvote.com
24 hours a day/7 days a week
Through 1:00 am Central Time, December 16, 2021
INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.
Go to the applicable website listed above.
Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE
Shares Held of Record:
1-800-652-VOTE (8683)
Shares Held Through Broker, Bank or Nominee:
1-800-579-1639
Toll-free 24 hours a day/7 days a week
Through 1:00 am Central Time, December 16, 2021
INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.
Call the applicable toll-free number above.
Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?
If you are the stockholder of record, you may revoke your proxy or change your vote by:
•
Delivering to the Corporate Secretary of ThermoGenesis, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to ThermoGenesis’ Corporate Secretary or should be sent so as to be delivered to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

•
Attending the Annual Meeting and voting in person; or

•
Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:
•
Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

•
Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Annual Meeting?
All ThermoGenesis stockholders as of the record date, October 26, 2021, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of ThermoGenesis shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

How many votes must be present or represented to conduct business at the Annual Meeting?
The presence of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.
What is a “broker non-vote”?
A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.
Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only routine matter being voted on at the Annual Meeting is the ratification of our independent registered public accounting firm (Proposal 3).
What is the voting requirement to approve each of the proposals?
A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders. In other words, the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. There is no cumulative voting in the election of directors.
The affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve each of Proposal 2 and Proposal 3.
Proposal 2, concerning the amendment of the Company’s Amended 2016 Equity Incentive Plan, is not deemed to be a “routine matter” under applicable rules, and thus, brokers will not be permitted to vote shares on Proposal 2 without receiving voting instructions from the beneficial owner of such shares. Broker non-votes will have no effect on the voting results for Proposal 2, but abstentions will have the same effect as votes “Against” Proposal 2.
Proposal 3, concerning the ratification of the appointment of our independent registered public accounting firm, is deemed to be a “routine matter” under applicable rules, and thus, brokers are permitted to vote shares on Proposal 3 without receiving voting instructions from the beneficial owner of such shares. Accordingly, we do not expect broker non-votes in connection with Proposal 3. Abstentions will have the same effect as votes “Against” Proposal 3.
How are votes counted?
With respect to the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD” with respect to each of the five nominees.
With respect to other proposals (Proposal 2 and Proposal 3), you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal.
An abstention with respect to Proposal 2 or Proposal 3 will have the same effect as a vote “Against” Proposal 2 or Proposal 3 (as applicable). However, broker non-votes are not expected to have an effect on the voting results for Proposal 2, and we do not expect broker non-votes in connection with Proposal 3, as brokers are permitted to vote shares on Proposal 3 without receiving instructions from the beneficial owner of such shares.

What happens if one or more of the director nominees is unable to stand for election?
The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, Chris Xu or Jeff Cauble, as proxy holders, will have the discretion to vote your shares for the substitute nominee.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.
Who is soliciting this proxy and who pays for the proxy solicitation process?
The Board is soliciting proxies for use at the Company’s Annual Meeting or any adjournment or postponement thereof. ThermoGenesis will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing the Notice, as well as any copies of proxy materials properly requested by stockholders in accordance with the instructions set forth on the Notice. In addition to soliciting stockholders by mail and through its regular employees, ThermoGenesis will request brokers, banks and other nominees to solicit their customers who hold shares of ThermoGenesis Common Stock in street name. ThermoGenesis may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. ThermoGenesis may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses.
Will I receive a paper copy of the proxy materials?
Paper copies of the proxy materials will not be provided to stockholders unless requested in the manner set forth in the Notice. As explained further in the Notice, paper or email copies of the proxy materials will be sent to any stockholder upon request within three business days after the Company receives a request for a paper or email copy. Alternatively, a copy of this proxy statement or ThermoGenesis’ 2020 annual report are available in digital form for download or review on the websites set forth in the Notice or may be found by clicking on the “Investors” tab at www.thermogenesis.com. Additionally, we will promptly send a copy to you upon request by mail to ThermoGenesis Holdings, Inc., Attention: Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Corporate Secretary of ThermoGenesis Holdings, Inc. at (916) 858-5100.
How do I get future proxy materials electronically?
We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps ThermoGenesis to conserve natural resources and to save money by reducing printing, postage and service provider costs.
Stockholders of Record:   If you vote your shares using the Internet at www.envisionreports.com/THMO, please follow the prompts for enrolling in the electronic proxy delivery service.
Beneficial Owners:   If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

PROPOSAL 1
ELECTION OF DIRECTORS
General Information
Our Amended and Restated Bylaws (our “Bylaws”) presently provide that the number of directors may be fixed by resolution of the Board from time to time. Although the Company currently has four directors, the Board has fixed the number of directors to be five as of the date of the Annual Meeting.
We are a party to a First Amended and Restated Nomination and Voting Agreement, dated April 16, 2018 (the “Restated Nomination Agreement”), with Boyalife Asset Holding II, Inc., our largest stockholder (“Boyalife”). The Restated Nomination Agreement provides that Boyalife has the right to designate a number of directors of the Company that is in proportion to the “Boyalife Ownership Percentage”, which is Boyalife’s and its affiliates’ combined percentage ownership of outstanding Common Stock, treating as outstanding any shares of Common Stock underlying convertible securities that are immediately exercisable by Boyalife and its affiliates (including under the Boyalife Note (as defined below)) without any further payment (the “Boyalife Ownership Percentage”). The Restated Nomination Agreement will terminate according to its terms when and if the Boyalife Ownership Percentage falls below 20%.
Although the Boyalife Ownership Percentage is 45% as of the record date for the Annual Meeting and therefore Boyalife has the right pursuant to the Restated Nomination Agreement to designate 2 directors, the Board’s Nomination and Governance Committee has recommended, and Boyalife has concurred, that each of the existing four directors, plus one additional nominee (Haihong Zhu) recommended by the CEO, be nominated for election as directors at the Annual Meeting.
Nominees for Director
The below nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Each of the director nominees listed below, other than Haihong Zhu, are currently serving as directors.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. Each director who is elected shall hold office until the next annual meeting of stockholders, or until the earlier of their death, resignation or removal, or until such director’s successor is duly elected and qualified.
Age*
Xiaochun (Chris) Xu, Ph.D., MBA	50
Debra Donaghy	64
Russell Medford, Ph.D.	66
Jeff Thomis, Ph.D.	75
Haihong Zhu	56

*
Age is as of October 26, 2021.

Biographies
Xiaochun (Chris) Xu, Ph.D., MBA Director since March 2016
Dr. Xu joined our Board in March 2016. On November 13, 2017, the Board elected Dr. Xu as President and Chief Executive Officer (“CEO”) (transitioning from interim Chief Executive Officer as of November 2016; he currently serves as Chairman of the Board). Dr. Xu is also a member of the Board of Directors of our wholly-owned subsidiary, ThermoGenesis Corp. Dr. Xu has been the Founder, Chairman and CEO of Boyalife Group Ltd., China since July 2009. From 2008 to 2009, he was Vice President at

Founder Group, a major Chinese technology conglomerate with interests in information technology, pharmaceuticals, real estate, finance, and commodities trading. From 2000 to 2008, Dr. Xu served in various management positions at Pfizer Inc. and two NASDAQ publicly traded bio-pharmaceutical companies. Dr. Xu received his B.SC. in Biochemistry from the University of Saskatchewan, his Ph.D. degree in Immunology from Washington University School of Medicine (St. Louis, Missouri, USA) and an Executive MBA degree from Emory University (Atlanta, Georgia, USA). We believe that Dr. Xu is well qualified to serve as a director, due to his extensive and varied experience and knowledge as an executive and investor in the biotechnology, medical device, and pharmaceuticals industry, and we believe that Dr. Xu will continue to be a valuable asset to the Company and its Board.
Debra Donaghy, CPA, CMA, CTP Director since December 2019
Ms. Donaghy joined our Board in December 2019. Ms. Donaghy has served in various positions at CTI Foods, LLC from May 2017 until February 2019, most recently as Vice President, Corporate Controller. Before that, she served for over 15 years in roles of increasing responsibility for Diamond Foods, Inc., most recently as the Vice President Shared Services and earlier as Assistant Corporate Controller, Senior Director of Internal Audit and Senior Director of Finance and Treasury. Prior, Ms. Donaghy was Director of Treasury and Cash Management at E. & J. Gallo Winery, having also served as Director of Financial Services and Manager of Financial Reporting. Ms. Donaghy is a Certified Public Accountant. She earned a master’s degree in taxation from Gonzaga University and her undergraduate degree in accounting and business management from Whitworth College. We believe Ms. Donaghy is well qualified to serve as a director due to her extensive experience with corporate finance and accounting, and we believe that Ms. Donaghy will continue to be a valuable asset to the Company and its Board. Ms. Donaghy is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).
Russell Medford, MD, Ph.D. Director since February 2017
Dr. Medford joined our Board in February 2017. Dr. Medford is Chairman and Chief Executive Officer of Covanos, Inc., a medical device company, since 2017 and a Managing Partner of the Salutramed Group, LLC, a life sciences management consultancy, since 2012. Dr. Medford has also served as the CEO of healthEgames, Inc., a digital healthcare company, and as the Chairman of ViaMune, Inc., an immuno-oncology therapeutics company, in each case since 2014. From 1993 to 2009, Dr. Medford served as co-founder, President, CEO and Director of AtheroGenics, Inc. (“AGIX”). Dr. Medford was a founding member of the Board of Directors of Inhibitex, Inc. (“INHX”) until it was acquired by Bristol-Myers-Squibb in 2012. Dr. Medford is a board-certified physician and currently holds numerous trustee or board positions including with the Georgia Global Health Alliance, Inc. and Georgia BIO. Dr. Medford has served on the faculties of both the Harvard Medical School and Emory University School of Medicine and obtained his M.D. and Ph.D. from the Albert Einstein College of Medicine. We believe that Dr. Medford is well qualified to serve as a director due to his experience as a founder and executive of several pharmaceutical development companies, and we believe that Dr. Medford will continue to be a valuable asset to the Company and its Board in connection with the Company’s clinical development activities. Dr. Medford is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).
Joseph (Jeff) Thomis, Ph.D. Director since January 2017
Dr. Thomis joined our Board in January 2017. Since 2012, Dr. Thomis has been the CEO at Thomis Consulting BVBA. From 1976 until 1997 he held a number of R&D positions at Bristol-Myers Squibb. In the period 1997 – 2012 he was employed at Quintiles Transnational where he held numerous positions including Chairman of the American Management Board, President of Global Clinical Development Services and President of European Clinical Development Services. He has been a partner in OxOnc Development LP, an oncology product development company. Additionally, Dr Thomis has held several Board positions. He was non-executive director of PDP Courier services; Chairman of the Board of Idis Pharma and of WEP Clinical, two global companies providing unlicensed medicines to patients with unmet medical needs. Chairman of the Board and member of the Audit Committee of Quotient Sciences, a translational pharmaceutics company and a non-executive director at NovaQuest LLC, a private equity company. He is currently the Chairman of the Board of Glasgow Memory Clinic Holdings, a site management company. Dr. Thomis received his Ph.D. in Pharmaceutical Sciences from the University of Leuven in Belgium. We believe that Dr. Thomis is well qualified to serve as a director due to his extensive experience with clinical trials and contract research organizations, and we believe that Dr. Thomis will continue to be a valuable asset to the Company and its Board by providing valuable insight and knowledge with respect to the Company’s clinical development activities. Dr. Thomis is one of our independent directors pursuant to applicable NASDAQ rules.
Haihong Zhu New Director Nominee
Ms. Zhu joined ThermoGenesis in 2004 and was appointed Chief Operating Officer in 2018. During her time with the Company, she has served in various roles with increasing managerial responsibilities in research and development, customer service, global sales and operations. Additionally, Ms. Zhu has helped the Company’s clients and partners build over a dozen premier stem cell banks in different regions around the world. Ms. Zhu brings over 20 years of technical and marketing experience in stem cell field and has contributed significantly to the establishment of ThermoGenesis’ commercial global presence. Prior to joining ThermoGenesis, Ms. Zhu worked as a technical professional at BioTransplant Inc., a biopharmaceutical company that develops proprietary pharmaceuticals and organ transplantation systems, and conducted biomedical research in the stem cell laboratory at Harvard Medical School, focusing on HIV vaccine research. Ms. Zhu received a bachelor’s degree in biology from Shanghai University of Science & Technology and completed an advanced biostatistics program at Boston University. We believe Ms. Zhu is well qualified to serve as a director due to her extensive experience in the stem cell banking and cell and gene therapy fields. As a Director, Ms. Zhu will continue to be a valuable asset to the Company and its Board by providing insight and knowledge with respect to the Company’s commercial operation activities.
Vote Required
A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
General
Our Board believes that good corporate governance is important to ensure that ThermoGenesis is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the “Investors” section of our website at www.thermogenesis.com.
Board Operating and Governance Guidelines
Our Board has adopted a number of operating and governance guidelines, including the following:
•
Formalization of the ability of each committee to retain independent advisors;

•
Directors have open access to the Company’s management; and

•
Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Our Board has concluded that Dr. Russell Medford, Dr. Joseph Thomis and Ms. Debra Donaghy are “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as that term relates to membership on our Board, and the Board is comprised of a majority of independent directors.
Board Leadership Structure
Dr. Chris Xu serves as both our Chairman of the Board and CEO. The Board and its independent directors believe the most effective Board leadership structure at the present time is for the CEO to serve as Chairman of the Board because the CEO is ultimately responsible for executing our strategy and because our performance is an integral part of the deliberations undertaken by the Board. The Company does not currently designate a “lead independent director” but reserves the authority to do so at any time. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.
Changes on our Board of Directors
In December 2020, Mr. Mark Westgate, who was a member of our Board, passed away. Our Board concluded that Mr. Westgate was “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Exchange Act during his time on the Board.
Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board and potential conflicts of interest. The Board is also responsible for evaluating and managing cybersecurity risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.
Governance and Nominating Committee
The Governance and Nominating Committee was formed to address general governance and policy oversight and succession planning, to identify qualified individuals to become prospective directors and make recommendations regarding nominations for the Board, to advise the Board with respect to appropriate composition of Board committees, to advise the Board about and develop and recommend to the Board appropriate corporate governance documents, to assist the Board in implementing guidelines, to oversee the annual evaluation of the Board and the Company’s CEO and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.thermogenesis.com. The Governance and Nominating Committee currently consists of two directors: Dr. Russell Medford (Governance and Nominating Committee Chairman) and Dr. Thomis, each of whom has been determined to be independent under applicable NASDAQ rules by the Board. Mr. Westgate, who served on the Governance and Nominating Committee during 2020, was also determined by the Board to be independent under applicable NASDAQ rules.
Audit Committee
The Audit Committee of the Board makes recommendations regarding the appointment, compensation, retention and oversight of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be updated as required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.thermogenesis.com. The Audit Committee currently consists of the following three directors: Ms. Donaghy (Audit Committee Chairman), Dr. Medford and Dr. Thomis, each of whom has been determined to be independent under applicable NASDAQ and Securities and Exchange Commission (“SEC”) rules by the Board. Mr. Westgate, who served on the Audit Committee during 2020, was also determined by the Board to be independent under applicable NASDAQ and SEC rules. The Board has further determined that Ms. Donaghy and Dr. Thomis are qualified as Audit Committee Financial Experts as defined in Regulation S-K Item 407(d)(5)(ii) and applicable NASDAQ rules.
Compensation Committee
The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our CEO, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The Board, along with the Compensation Committee, believes that the compensation of employees should be fair to both employees and stockholders, externally competitive, and designed to align the interests of employees with those of the stockholders. The Compensation Committee has the authority to form, and to delegate its authority to, one or more subcommittees, as it deems appropriate. The Compensation Committee may consult with the CEO and other executive officers of the Company in determining applicable policies, but the CEO may not be present during any voting or deliberations on his or her compensation. The Compensation Committee has the authority to retain and terminate any independent compensation consultants or other advisors, in accordance with applicable NASDAQ rules, to assist it in any aspect of the evaluation of a director, CEO or senior compensation or on any other subject relevant to the Committee’s responsibilities, including the authority to approve such consultant’s or advisor’s fees and other retention terms. The Compensation Committee elected not to engage an independent compensation consultant in undertaking its duties for fiscal year 2020. The Compensation Committee has a charter which is available on the Company’s website at www.thermogenesis.com. The Compensation Committee consists of two directors: Dr. Thomis (Compensation Committee Chairman) and Dr. Medford, each of whom has been determined to be independent under applicable NASDAQ rules by the Board. Mr. Westgate, who served on the Compensation Committee during 2020, was also determined by the Board to be independent under applicable NASDAQ rules.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our board of directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.
Board and Committee Meetings and Attendance
During the calendar year ended December 31, 2020, the Board met seven (7) times, the Audit Committee met four (4) times, the Compensation Committee met five (5) times, and the Governance and Nominating Committee met three (3) times. During the calendar year ended December 31, 2020, each director attended at least 75% of the aggregate of the total number of meetings of the Board held while serving as a director and the aggregate of the total number of meetings of each Board committee of which that director is a member held while serving as a member of such committee. Generally, our directors attend our annual stockholders’ meetings, and director attendance at such meetings is expected. All of the directors elected to our Board at our most recent annual stockholders’ meeting, held June 4, 2020, attended the meeting via conference call.
Director Nominating Procedures
Subject to the Restated Nomination Agreement (as described below), the Governance and Nominating Committee assists our Board in identifying director nominees consistent with criteria established by our Board. Although the Governance and Nominating Committee does not currently have a specific policy with regard to consideration of director candidates recommended by stockholders, the Board and the Governance and Nominating Committee believe that the Governance and Nominating Committee would provide such recommendations the same consideration as other candidates. Any recommendation submitted by a stockholder to the Governance and Nominating Committee should include information relating to each of the qualifications outlined below concerning the potential candidate along with the other information required by the rules of the SEC and our Bylaws for stockholder nominations.
Generally, nominees for director are identified and suggested to the Governance and Nominating Committee by the Company’s current directors or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. While the Company does not have a specific policy regarding diversity and has not established minimum experience or diversity qualifications for director candidates, when considering the nomination of directors, the Governance and Nominating Committee does generally consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. The Company does not impose formal term limits on its directors.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2020, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were timely complied with, except for two inadvertent late Form 4 filings, one made by Dr. Xu on January 3, 2020, which pertained to a reportable transaction that occurred on December 20, 2019, and the other made by Dr. Xu on February 18, 2020, which pertained to a reportable transaction that occurred on February 13, 2020.
Code of Ethics
We have adopted a code of ethics that applies to all employees, including our CEO and CFO, Controller or any person performing similar functions. A copy of our code of ethical conduct can be found on our website at www.thermogenesis.com. The code of ethics will be provided without charge upon request submitted to hr@thermogenesis.com. The Company will report any amendment or waiver to the code of ethics on our website within four business days.

COMPENSATION OF DIRECTORS
Director Compensation Table
The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 31, 2020.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Russell Medford, Ph.D.	40,750	59,400	100,150
Jeff Thomis, Ph.D.	46,000	59,400	105,400
Mark Westgate, CPA	48,500	59,400	107,900
Debra Donaghy, CPA	21,250	59,400	80,650

(1)
Reflects the grant date fair value of the stock option grant of 10,000 shares granted on June 4, 2020.

The following table sets forth the aggregate number of option awards held by each non-employee director as of December 31, 2020:
Name	Aggregate Number of Option Awards
Russell Medford, Ph.D.	16,750
Jeff Thomis, Ph.D.	16,750
Mark Westgate, CPA	16,750
Debra Donaghy, CPA	11,250
Each non-employee director receives an annual fee of $35,000. The chairperson of each standing committee receives an additional annual fee of $15,000 for the Audit Committee, $10,000 for the Compensation Committee and $7,000 for the Governance Committee. Each non-chair committee member receives an annual fee of $7,500 for the Audit Committee, $5,000 for the Compensation Committee, and $3,500 for the Governance Committee.
All fees are paid quarterly. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

EXECUTIVE OFFICERS
Set forth below is the name, age, and certain biographical information for each of the executive officers of the Company as of October 26, 2021:
Name	Position	Age
Chris Xu, Ph.D., MBA	Chief Executive Officer and Chairman of the Board	50
Jeffery Cauble, CPA	Chief Financial Officer	48
Our executive officers serve at the pleasure of our Board. To our management’s knowledge, there are neither any family relationships between any of our executive officers, directors, or key employees nor have any of our executive officers or key employees been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.
Biographies
The biography for Dr. Xu can be found under Proposal 1 — Election of Directors.
Jeffery Cauble joined the Company in 2010 and was appointed Chief Financial Officer in December 2019. During his time with the Company, Mr. Cauble has served in various accounting roles with the Company, including Vice President of Finance, Controller and Director of Financial Planning & Analysis. He brings over 20 years of accounting experience in various financial and managerial roles in the biotechnology, medical device and agricultural industries. Mr. Cauble is a Certified Public Accountant and graduate of the University of Idaho, where he obtained a bachelor’s degree with a dual major in accounting and finance.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF THERMOGENESIS HOLDINGS, INC.
The Company has only one class of stock outstanding, our Common Stock. The following table sets forth certain information, as of October 26, 2021, with respect to the beneficial ownership of the Company’s Common Stock for (i) each director and director nominee, (ii) each named executive officer herein, (iii) all of the Company’s directors and executive officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of the Company’s Common Stock. As of October 26, 2021, there were 11,911,784 shares of Common Stock outstanding. Each share of the Company’s Common Stock is entitled to one vote.
To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.
Name of Director, Director Nominee or Named Executive Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Xiaochun (Chris) Xu, Ph.D., MBA	8,369,520(2)	45.11%
Russell Medford, Ph.D.	16,750(3)	*
Jeff Thomis, Ph.D.	16,750(3)	*
Debra Donaghy, CPA, CMA, CTP	11,250(3)	*
Haihong Zhu	27,200(3)	*
Jeffery Cauble, CPA	13,350(4)	*
Officers & Directors as a Group (6 persons)	8,454,820	45.37%
Name and Address of 5% Beneficial Owners
Boyalife Asset Holdings II, Inc.	8,298,270(5)	44.90%

*
Less than 1%.

(1)
“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)
Dr. Xu’s beneficial ownership represents (i) 71,250 shares issuable upon the exercise of options; (ii) 6,569,413 shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc.; and (iii) 1,728,857 shares owned by Boyalife Asset II, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc.

(3)
Represents shares issuable upon the exercise of options that are vested as of October 26, 2021 or within 60 days thereafter.

(4)
Includes 825 common shares and 12,525 shares issuable upon the exercise of options that are vested as of October 26, 2021 or within 60 days thereafter.

(5)
Consists of 1,728,857 common shares owned and 6,569,413 common shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Asset Holding II, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Asset Holding II, Inc. The principal business address of Boyalife Asset Holding II, Inc. is 2453 S. Archer Ave., Suite B, Chicago, IL 60616.

Anti-Hedging Policies
The Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation Table
The following table sets forth certain information regarding the compensation paid to our named executive officers (“NEOs”) for the fiscal years ended December 31, 2020 and 2019:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Comp ($)	Total ($)
Chris Xu, Ph.D., MBA	2020	505,000	276,000	—	1,216,000	—	1,997,000
Chief Executive Officer	2019	472,000	—	—	—	—	472,000
Jeffery Cauble, CPA	2020	244,000	—	—	203,000	—	447,000
Chief Financial Officer	2019	179,000	43,000	—	—	—	222,000

(1)
The amounts reported are the aggregate grant date fair value of the awards computed in accordance with Accounting Standards Codification 718. See Note 11 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2020 for a discussion of assumptions made in the valuation of share-based compensation.

Employment Agreements
Dr. Xiaochun (Chris) Xu.   Dr. Xu has an employment agreement with the Company (the “Employment Agreement”) that provides that Dr. Xu is entitled to a base salary of $500,000 per annum and that Dr. Xu will devote at least of a majority of his full working time and efforts to the affairs of the Company. Dr. Xu is eligible to receive a performance bonus equal to a percentage of his base salary based on performance against annual objectives at the discretion of the Board (an “STI Award”). The target percentage is 60%, but the actual percentage as determined by the Board may range from 0% to higher than 100% of his base salary. Either of Dr. Xu or the Company may terminate the employment agreement at any time and for any reason. In the event that Dr. Xu’s employment is terminated by the Company without “Cause” or he resigns for “Good Reason” (each as defined in the Employment Agreement), he will be entitled to receive a sum equal to eighteen months of base salary in effect as of the termination date, a lump sum cash payment equal to one and a half times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to eighteen months of COBRA premiums. If Dr. Xu’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within three months prior to or eighteen months following certain changes in control of the Company, he will be entitled to receive a lump sum cash payment equal to thirty-six months of the base salary in effect as of the termination date, a lump sum cash payment equal to three times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to twenty four months of COBRA premiums.
Mr. Jeffery Cauble.   The Company does not have an employment agreement with Mr. Cauble.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information about outstanding options held by the NEOs as of December 31, 2020. The grant date fair value of the awards granted during the year ended December 31, 2020 and the year ended December 31, 2019 is disclosed in the Summary Compensation Table.

Option Awards
	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Chris Xu, Ph.D.	125	—	42.00	09-Mar-2023
	18,000	12,000(1)	30.00	29-Dec-2027
	5,000	—	29.10	14-Dec-2023
	125	—	28.60	01-Jul-2023
	16,000	—	2.98	14-Dec-2028
	32,000	32,000(2)	2.98	14-Dec-2028
	18,000(3)	12,000(3)	1.50	29-Dec-2027
Jeffery Cauble, CPA	125	—	126.00	10-Sep-2022
	400	—	28.60	07-Jul-2023
	4,000	—	2.98	14-Dec-2028
	8,000	8,000(2)	2.98	14-Dec-2028

(1)
Vests in equal installments on December 31, 2021 and 2022.

(2)
Vests in equal installments on December 14, 2021 and 2022.

(3)
Represents ThermoGenesis Corp. options. Vests in equal installments on December 29, 2021 and 2022.

Potential Payments upon Termination or Change in Control
Dr. Xu has certain change of control rights under the Employment Agreement, as described above. The Compensation Committee considers these rights, on a case by case basis, to provide NEOs with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that the Company should provide reasonable severance benefits to certain of its executive officers, recognizing that it may be difficult for such officers to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.
The following table describes the potential payments upon a hypothetical termination without cause, resignation for good reason or due to a change in control of the Company on December 31, 2020, for the NEOs. The actual amounts that may be paid upon an executive’s termination of employment can only be determined at the actual time of such termination.
Name	Salary ($)	Incentive Compensation ($)	Health Benefits ($)	Total ($)
Chris Xu, Ph.D.
Termination without cause or resignation for good reason	750,000(1)	372,000(1)	102,000	1,224,000
Termination following a change of control	1,500,000(1)	900,000(1)	136,000	2,536,000
Jeffery Cauble, CPA
Termination without cause or resignation for good reason	—	—	—	—
Termination following a change of control	—	—	—	—

(1)
Payable in a lump-sum payment.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO THE AMENDED 2016 EQUITY INCENTIVE PLAN
We are proposing that our stockholders approve an amendment (the “Plan Amendment”) to our Amended 2016 Equity Incentive Plan (as previously amended prior to the Plan Amendment, the “Plan”) in order to increase the aggregate number of shares of Common Stock that may be issued under the Plan from 392,500 shares to 1,200,000 shares.
Our Board believes that the Plan is a vital component of our compensation programs, since it allows us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders.
In view of the foregoing and for the reasons described below, on October 22, 2021, the Board approved the Plan Amendment, provided that the Plan Amendment is subject to approval by our stockholders and will be null and void if not approved by our stockholders prior to October 22, 2022. Therefore, our Board and management recommend that our stockholders approve the Plan Amendment. If our stockholders do not approve the Plan Amendment, the Plan will remain in effect but without the changes provided in the Plan Amendment.
A copy of the Plan Amendment is attached to this proxy statement as Appendix A.
Background of the Plan and Plan Amendments; Dilutive Impact
On May 5, 2017, our stockholders approved the Plan originally with 600,000 authorized shares. The purpose of the Plan is to promote our interests and our stockholders’ interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business, and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our stockholders.
On June 22, 2018, our stockholders approved an increase (i) of 725,000 authorized shares (to 1,325,000 shares) available for issuance under the Plan; (ii) of 185,000 shares (to 400,000 shares) to the aggregate maximum number of shares of Common Stock that a Plan participant could be granted under the Plan in any calendar year; (iii) of 6,500 shares (to 20,000 shares) to the aggregate maximum number of shares of Common Stock that a non-employee director could be granted under the Plan in any calendar year; and (iv) to 1,325,000 shares representing the aggregate maximum number of shares of Common Stock that could be issued under the Plan as incentive stock options.
On May 30, 2019, our stockholders approved an increase (i) by 2,600,000 shares (to 3,925,000 shares) the number of authorized shares of Common Stock available for issuance pursuant to awards under the Plan; (ii) by 400,000 shares (to 800,000 shares) the aggregate maximum number of shares of Common Stock that a Plan participant may be granted under the Plan in any calendar year pursuant to stock options, stock appreciation rights, or share-denominated performance awards; (iii) by 30,000 shares (to 50,000 shares) the aggregate maximum number of shares that may be granted under the Plan to any non-employee director of the Company in any calendar year, excluding awards under the Plan made in lieu of cash fees; and (iv) to 3,925,000 shares the aggregate maximum number of shares of Common Stock that may be issued under the Plan as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). All of these amounts were subsequently adjusted in connection with the one for ten reverse stock split of the Common Stock effected by the Company on June 4, 2019.
Before giving effect to the Plan Amendment, as of October 26, 2021, there were 381,565 shares of Common Stock subject to outstanding awards under the Plan, with all such awards being in the form of stock options. Before giving effect to the Plan Amendment, 10,935 shares of our Common Stock remained available for grants under the Plan. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company and that the share reserve amount under the Plan should be increased to 1,200,000 shares in the aggregate.
The Board firmly believes that the approval of the Plan Amendment to increase the share reserve under the Plan is essential to build and grow our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board believes that equity awards are a competitive necessity in the environment in which we operate and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who will help the Company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success. In setting the new amount of shares authorized under the Plan (as set forth in the Plan Amendment), the Board considered, among other factors, the historical amounts of equity awards granted by the Company, the potential future grants over the next several years, and the recommendations by the Company’s CEO for other named executive officers.
Based solely on the closing price of our Common Stock as reported on the NASDAQ Capital Market on October 26, 2021, the maximum aggregate market value of the 807,500 additional shares that could potentially be issued under the Plan Amendment is approximately $1,292,000. Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.
A summary of the material terms of the Plan, as amended by the Plan Amendment, is included below. The summary is entirely qualified by reference to the Plan as amended and restated to include the provisions of the Plan Amendment, which amendment and restatement is attached to this proxy statement as Appendix B (the “Amended and Restated Plan”). Stockholders are urged to carefully read the provisions of the Amended and Restated Plan.
Summary of the Amended and Restated Plan
Administration
The Compensation Committee administers the Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the Plan. Subject to the provisions of the Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee has authority to interpret the Plan and establish rules and regulations for the administration of the Plan.
The Compensation Committee may delegate its powers under the Plan to one or more officers or directors, except that such delegated officers will not be permitted to grant awards to any officers or Affiliate who are subject to Section 16 of the Exchange Act or in a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.
Eligibility
Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the Plan. As of October 26, 2021, there were approximately 40 employees and officers, 3 non-employee directors and 2 consultants, independent contractors and advisors who were eligible to receive awards under the Plan.
Shares Available for Awards
Currently, the aggregate number of shares that may be issued under all stock-based awards made under the Plan is 392,500 common shares. If the Plan Amendment is approved by the stockholders, 1,200,000 shares will be approved. In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards shall again become available for issuance under the Plan. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option, restricted stock unit or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds. In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the Plan.
Certain awards under the Plan are subject to limitations. No person may be granted stock options, stock appreciation rights, or share-denominated performance awards under the Plan for more than 80,000 shares of our Common Stock in any calendar year. The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $6,000,000. Non-employee directors may not be granted awards in any calendar year of more than 5,000 shares.
The Compensation Committee will adjust (i) the number and type of shares available under the Plan, (ii) the number and type of shares subject to outstanding awards, (iii) the purchase price or exercise price of outstanding awards or (iv) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.
Type of Awards and Terms and Conditions
The Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:
•
stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

•
stock appreciation rights;

•
restricted stock;

•
restricted stock units;

•
performance awards;

•
dividend equivalents; and

•
other stock-based awards.

Options and SARs
The holder of an option is entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our Common Stock over the grant price of the SAR.
Exercise Price.   The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our Common Stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the Plan.

Vesting.   The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.
Exercise.   The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the Plan to accept a promissory note as consideration.
Expiration.   Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.
Special Limitations on ISOs.   In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our Common Stock subject to such ISO is at least 110% of the fair market value per share of our Common Stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant.
Restricted Stock and Restricted Stock Units
The holder of restricted stock will own shares of our Common Stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our Common Stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee. Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.
Dividend Equivalents
The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our Common Stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.
Performance Awards
The Plan authorizes the Compensation Committee to grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards), other securities, other awards or other property under the Plan that would have been intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code prior to the amendment to Section 162(m) made by the Tax Cuts and Jobs Act (“performance awards”). The Tax Cuts and Jobs Act removed the exemption for “performance-based compensation” from the deduction limit under Section 162(m) of the Code, so awards made after the effective date of the change cannot qualify as “performance-based compensation.” Performance awards will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee within the time period formerly prescribed by Section 162(m) of the Code for “performance-based compensation.” The Compensation Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than

90 days after the beginning of each performance period according to the requirements of Section 162(m) of the Code that formerly applied to “performance-based compensation.”
Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: economic value added; sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share; earnings per share from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; net working capital; value creation; market share; market capitalization; workforce satisfaction and diversity goals; employee retention; production metrics; development milestones for clinical therapies; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or organizational performance at various levels. When establishing performance criteria, the Compensation Committee may allow the exclusion of charges related to an event or occurrence that the Compensation Committee determines should properly be excluded.
Under the Plan, following the close of each performance period, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.
Other Stock-Based Awards
The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.
Duration, Termination and Amendment
The Plan has a term of ten years expiring on July 7, 2026, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board shall require the approval of the stockholders of any amendment or modification of the Plan that would: (i) be required under the rules or regulations of the Securities and Exchange Commission or NASDAQ, (ii) increase the number of shares authorized under the Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.
Effect of Corporate Transaction
Awards under the Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):
•
termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

•
replacement of any award with other rights or property selected by the Compensation Committee or the Board;

•
the assumption of any award by the successor entity (or its parent or subsidiary or the arrangement for substitution for similar awards covering the stock of such successor entity;

•
acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or

•
require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment
All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee or any applicable law, rule or regulation.
Income Tax Withholding
In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected. The Compensation Committee may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.
Limited Transferability of Awards
Except as otherwise provided by the Compensation Committee, no award or other right or interest of a participant under the Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.
Certain Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the U.S. federal income tax treatment described herein. The exact U.S. federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Grant of Options and SARs.   The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.
Exercise of Incentive Stock Options.   Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax. However, the optionee may be required to recognize income for purposes of the alternative minimum tax (“AMT”). If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then, if the other requirements for incentive stock options have been met, (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) the Company will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.
Exercise of Non-Qualified Stock Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.
The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.
Restricted Stock.   Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units, Performance Awards and Dividend Equivalents.   Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the deferred awards are granted. Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. The Company will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income. For deferred awards that are payable in shares, the participant’s tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Income Tax Deduction.   Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s covered employees. This deduction limit applies to awards granted under the Plan.

Delivery of Shares for Tax Obligation.   Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.
New Plan Benefits
The awards that may be granted to eligible participants under the Amended and Restated Plan in the future is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee or the Board.
Vote Required
Approval of this Proposal requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As this Proposal is not deemed to be a “routine matter” under applicable rules, brokers will not be permitted to vote shares on this Proposal without receiving voting instructions from the beneficial owner of such shares. Broker non-votes will have no effect on the voting results for this Proposal, but abstentions will have the same effect as votes “Against” this Proposal.
THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 2.

EQUITY COMPENSATION PLANS
The following table provides information for all of the Company’s equity compensation plans in effect as of December 31, 2020.
Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	386,461(1)	$11.88	6,039
Equity compensation plans not approved by security holders	—	—	—
Total	386,461		6,039

(1)
Excludes 490,000 shares subject to stock options that were voluntarily surrendered by Company executives in June 2021.

On December 29, 2017, the Board of Directors of ThermoGenesis Corp., a wholly-owned subsidiary of the Company, adopted the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “ThermoGenesis Corp. Plan”). The ThermoGenesis Corp. Plan was unanimously approved by the ThermoGenesis Corp. stockholders (including the Company) on December 29, 2017. The ThermoGenesis Corp. Plan authorizes the issuance of up to 1,000,000 shares of ThermoGenesis Corp. Common Stock, all of which may be issued as incentive stock options under Section 422 of the Code. The ThermoGenesis Corp. Plan is administered by the Compensation Committee of the ThermoGenesis Corp. Board of Directors, except that if such a committee is not appointed, the plan will be administered by the ThermoGenesis Corp. Board of Directors. As of October 26, 2021, Dr. Xu holds 30,000 stock options out of the ThermoGenesis Corp. Plan, of which 18,000 are exercisable.
As discussed in additional detail under the heading “Proposal 2 — Approval of an Amendment to the Amended 2016 Equity Incentive Plan,” on October 22, 2021, the Board approved and adopted an amendment (which is referred to elsewhere herein as the “Plan Amendment”) to the Company’s Amended 2016 Equity Incentive Plan to increase the aggregate number of shares that may be issued under the Plan from 392,500 shares to 1,200,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Healthbanks Biotech USA, Inc.
On November 26, 2019, the Company entered into an agreement with HealthBanks Biotech (USA) Inc. (“HealthBanks”) to form a new company called ImmuneCyte, Inc. (“ImmuneCyte”) to commercialize the Company’s proprietary cell processing platform, CAR-TXpress™, for use in immune cell banking as well as for cell-based contract development and manufacturing services (CMO/CDMO). Under the terms of the agreement, ImmuneCyte was initially owned 80% by HealthBanks and 20% by the Company. Healthbanks is a subsidiary of the Boyalife Group (USA), Inc. which is owned by Dr. Xiaochun (Chris) Xu, the Company’s Chief Executive Officer and Chairman of our Board of Directors. Due to the significant influence the Company has over ImmuneCyte’s operations, the investment was accounted for by the Company using the equity method.
Between November 26, 2019 and September 30, 2020, ImmuneCyte closed on a series of investments with a private institution and qualified investors. After the investments, ImmuneCyte was owned 75.16% by HealthBanks, 18.79% by the Company and 6.05% by the private investors.
In March 2021, ImmuneCyte completed an acquisition to acquire Boyalife’s Cellular Therapy Division for 12,000,000 shares in ImmuneCyte and Shangai KDWinfo Technology Co. Ltd. for 500,000 shares in ImmuneCyte. Following the acquisitions, the Company’s ownership percentage in ImmuneCyte decreased from 18.79% to 8.64%. The Company performed an analysis of the transaction and noted that none of the factors supporting significant influence changed as a result of the acquisition. Therefore, it was concluded that significant influence remains and the Company will continue to account for the transaction using the equity method. The Company recognized a dilution gain of $262,000 representing its share of the net assets acquired by ImmuneCyte. However, at the time of the acquisition, the Company had accumulated losses of $428,000 in its investment in ImmuneCyte. As the accumulated losses were greater than the dilution gain, no entry was recorded by the Company for its investment in ImmuneCyte for the quarter ended March 31, 2021.
As of June 30, 2021, the value of the Company’s investment in ImmuneCyte on its balance sheet was $0. For the quarter ended June 30, 2021, ImmuneCyte had a net income of $599,000, its current assets were $3,753,000 and its current liabilities were $2,013,000.
Convertible Promissory Note and Revolving Credit Agreement
In March 2017, the Company entered into a Credit Agreement with Boyalife Investment Fund II, Inc., which later merged into Boyalife Asset Holding II, Inc. (the “Lender”). The Lender is a wholly owned subsidiary of Boyalife Group Inc., which is owned and controlled by the Company’s Chief Executive Officer and Chairman of our Board. The Credit Agreement, and its subsequent amendments, grants to the Company the right to borrow up to $10,000,000 (the “Loan”) at any time prior to March 6, 2022 (the “Maturity Date”). In February 2020, the Company and the Lender completed a series of transactions in which the Company completed a draw down for $1,869,000 and the Lender converted a total of $3,000,000 of the outstanding balance of the convertible note into an aggregate of 1,666,670 shares of our Common Stock in two conversions. As a result of the conversions, the Company recorded a $2,486,000 charge to interest expense for the unamortized portion of the beneficial conversion feature related to the unamortized portion of the beneficial conversion feature of outstanding principal balance that was converted. On April 28, 2020, the Company borrowed an additional $2,418,000 under the Loan. Immediately after that draw down, the outstanding principal balance under the Loan was $10,000,000. The Company had drawn down a total of $10,000,000 and $8,713,000 as of December 31, 2020 and 2019, respectively.
The Credit Agreement and the Convertible Promissory Note issued thereunder (the “Boyalife Note”) provide that the principal and all accrued and unpaid interest under the Loan will be due and payable on the Maturity Date, with payments of interest-only due on the last day of each calendar year. The Loan bears interest at 22% per annum, simple interest. The Company has five business days after the Lender demands payment to pay the interest due before the Loan is considered in default. At the request of the Lender, subsequent to December 31, 2020, the Company paid the interest in the amount of $2,082,000, which was due as of December 31, 2020. The Boyalife Note can be prepaid in whole or in part by the Company at any time without penalty.

The Maturity Date of the Boyalife Note is subject to acceleration at the option of the Lender upon customary events of default, which include a breach of the Loan documents, termination of operations, or bankruptcy. The Lender’s obligation to make advances under the Loan is subject to the Company’s representations and warranties in the Credit Agreement continuing to be true at all times and there being no continuing event of default under the Boyalife Note.
The Credit Agreement and Boyalife Note were amended in April 2018. The amendment granted the Lender the right to convert, at any time, outstanding principal and accrued but unpaid interest into shares of the Company’s Common Stock at a conversion price of $16.10 per share and if the Company issues shares of Common Stock at a lower price per share, the conversion price of the Boyalife Note is lowered to the reduced amount. The Company completed two transactions in 2018, lowering the conversion price to $1.80.
Nomination and Voting Agreement
We are a party to a First Amended and Restated Nomination and Voting Agreement, dated April 16, 2018 (the “Restated Nomination Agreement”), with Boyalife Asset Holding II, Inc., our largest stockholder (“Boyalife”). The Restated Nomination Agreement provides that Boyalife has the right to designate a number of directors of the Company that is in proportion to the “Boyalife Ownership Percentage”, which is Boyalife’s and its affiliates’ combined percentage ownership of outstanding Common Stock, treating as outstanding any shares of Common Stock underlying convertible securities that are immediately exercisable by Boyalife and its affiliates (including under the Boyalife Note (as defined above)) without any further payment (the “Boyalife Ownership Percentage”). The Restated Nomination Agreement will terminate according to its terms when and if the Boyalife Ownership Percentage falls below 20%.
Distributor Agreement
On August 21, 2017, ThermoGenesis Corp. entered into an International Distributor Agreement with Boyalife W.S.N. Under the terms of the agreement, Boyalife W.S.N. was granted the exclusive right, subject to existing distributors and customers (if any), to develop, sell to, and service a customer base for the ThermoGenesis Corp.’s AXP AutoXpress System and BioArchive System in the People’s Republic of China (excluding Hong Kong and Taiwan), Singapore, Indonesia, and the Philippines (the “Territories”). Boyalife W.S.N. is related to our Chief Executive Officer and Chairman of our Board, and an affiliate of Boyalife Asset Holding II, Inc. Boyalife W.S.N.’s rights under the agreement include the exclusive right to distribute AXP Disposable Blood Processing Sets and use rights to the AXP AutoXpress System, BioArchive System and other accessories used for the processing of stem cells from cord blood in the Territories. Boyalife W.S.N. is also appointed as the exclusive service provider to provide repairs and preventative maintenance to ThermoGenesis Corp. products in the Territories. The International Distribution Agreement expired on August 20, 2020.
During the year ended December 31, 2020, the Company recorded $14,000 of revenues from Boyalife W.S.N. and its affiliates and had an accounts receivable balance of $10,000 at December 31, 2020. As of April 6, 2021, the Company has collected all of this accounts receivable.
Review, Approval or Ratification of Transactions with Related Persons
Although the Company has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the Company’s audited financial statements and discusses the same with management, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with management’s appointment, termination or replacement of the CFO, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.
Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Respectfully submitted,
THERMOGENESIS HOLDINGS, INC.
AUDIT COMMITTEE
Ms. Deborah Donaghy, Chair
Dr. Russell Medford
Dr. Joseph Thomis

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table summarizes the fees billed to us by Marcum LLP for the periods indicated below.
Fee Category	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$316,000	$401,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$316,000	$401,000

(1)
The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and capital market financings.

The Audit Committee pre-approves all audit and non-audit services, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

PROPOSAL 3
RATIFICATION OF MARCUM LLP
The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2021. Marcum also served as the Company’s independent registered public accounting firm for our 2020 fiscal year. The Board concurs with the appointment and is submitting the appointment of Marcum as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.
Our Bylaws do not require that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Marcum, but may retain Marcum in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.
We expect that representatives of Marcum will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.
Vote Required
Approval of this Proposal requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As this Proposal is deemed to be a “routine matter” under applicable rules, brokers are permitted to vote shares on this Proposal without receiving voting instructions from the beneficial owner of such shares. Accordingly, we do not expect broker non-votes in connection with this Proposal. Abstentions will have the same effect as votes “Against” this Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING
Our Bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.
In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, which is not the subject of a proposal timely submitted for inclusion in our proxy statement as described in the following paragraph below, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ prior notice of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Such notice must include those items specified in our Bylaws and must be received at our principal executive offices by the foregoing date to be considered timely for the 2022 Annual Meeting.
Stockholder proposals intended for inclusion in our 2022 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than July 8, 2022; provided that if the date of the 2022 annual meeting is moved more than 30 days before or after December 16, 2022 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.
Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION
Additional Copies of Reports
The Annual Report on Form 10-K for the twelve months ended December 31, 2020, including audited consolidated financial statements, may be made available to stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by accessing the SEC’s website at www.sec.gov. Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the twelve months ended December 31, 2020, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Corporate Secretary.
Communications with the Board
Stockholders may send communications to the Board (or, at the stockholder’s option, to a specific director) by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as applicable.
Multiple Stockholders Sharing the Same Address (Householding)
Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single Notice or single copy of the Company’s annual report to stockholders and proxy statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Notice, the annual report to stockholders and/or the proxy statement to any stockholder at a shared address to which a single copy of such document(s) was delivered. For future deliveries of any Notice, annual report to stockholders and/or proxy statement, stockholders may also request that we deliver multiple copies to a shared address to which a single copy of such document(s) was delivered. Stockholders sharing an address who are currently receiving multiple copies of the Notice, the annual report to stockholders and/or the proxy statement may also request delivery of a single copy. Stockholders may notify the Company of their requests by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742 or calling ThermoGenesis Holdings, Inc. at (916) 858-5100.

OTHER BUSINESS AT THE THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING
We do not know of any business to be presented for action at the Annual Meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the Annual Meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.
ALL STOCKHOLDERS ARE URGED TO EXECUTE THE PROXY AND TO RETURN IT PROMPTLY. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.
By Order of the Board of Directors,
/s/ Mr. Jeffery Cauble

Corporate Secretary
November 5, 2021
Rancho Cordova, California

Appendix A
FOURTH AMENDMENT TO
THERMOGENESIS HOLDINGS, INC.
AMENDED 2016 EQUITY INCENTIVE PLAN
THIS FOURTH AMENDMENT TO THE THERMOGENESIS HOLDINGS, INC. AMENDED 2016 EQUITY INCENTIVE PLAN (this “Amendment”) is adopted and approved by the Board of Directors of ThermoGenesis Holdings, Inc., a Delaware corporation (the “Company”), as of June 4, 2020. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below). All share numbers set forth in this Amendment give effect to the one-for-ten reverse stock split of the Company’s common stock on June 4, 2019.
WHEREAS, the Board of Directors of the Company adopted the ThermoGenesis Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”) on July 7, 2016, subject to stockholder approval of the Plan within twelve (12) months after such date;
WHEREAS, under the Plan as originally adopted, an aggregate of 32,500 shares of Company common stock were made available for the issuance of awards under the Plan;
WHEREAS, the Board of Directors amended the Plan on March 16, 2017 to increase the aggregate number of shares available for awards under the Plan to 60,000 (the “March 2017 Amendment”), and the Plan (as amended by the March 2017 Amendment) was approved by the stockholders of the Company on May 5, 2017;
WHEREAS, the Board of Directors further amended the Plan on November 13, 2017 to, among other things, increase the aggregate number of shares available for awards under the Plan to 132,500 (the “November 2017 Amendment”), and the Plan (as amended by the November 2017Amendment) was approved by stockholders on June 22, 2018;
WHEREAS, the Board of Directors further amended the Plan on December 14, 2018 to, among other things, increase the aggregate number of shares available for awards under the Plan to 392,500 (the “December 2018 Amendment”);
WHEREAS, the December 2018 Amendment was approved by the stockholders of the Company on May 30, 2019; and
WHEREAS, the Company desires to further amend the Plan as set forth herein.
NOW, THEREFORE, BE IT RESOLVED, that the Amended Plan be and hereby is amended as follows:
1.   Section 4(a) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:
(a)
Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,200,000 Shares.

2.   Section 6(a)(iv)(A) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:
(A)
The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 1,200,000 Shares.

3.   This Amendment shall become null and void on the first anniversary of the date of this Amendment if the Amendment is not duly approved by the stockholders of the Company prior to the first anniversary of the date of this Amendment.
4.   This Amendment shall be and is hereby incorporated in and forms a part of the Amended Plan.

Appendix A-1

5.   Except as specifically set forth herein, the Plan, as amended prior to the date hereof, shall remain in full force and effect.
IN WITNESS WHEREOF, this Amendment is executed by the duly elected Secretary of the Company effective as of the date first set forth above.
/s/ Mr. Jeffery Cauble Jeff Cauble, Secretary

Appendix A-2

Appendix B
THERMOGENESIS HOLDINGS, INC.
2016 EQUITY INCENTIVE PLAN
(As amended and restated; subject to stockholder approval)
Section 1.   Purpose and Effective Date
(a)   Purpose.   The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.
(b)   Effective Date.   The Plan was adopted by the Board on July 7, 2016 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months following the Effective Date. Awards may be granted under this Plan on and after the Effective Date, provided that any Awards granted prior to the date that the Plan is approved by the Company’s stockholders shall be conditioned on such stockholder approval. If the Plan is not approved by the Company’s stockholders within (12) months following the Effective Date, the Plan shall be terminated without further action, and any Awards granted prior to such stockholder approval date shall be forfeited and canceled. Under the terms of all Awards granted prior to stockholder approval of the Plan, no exercise of Options nor the issuance of any Shares thereunder shall be permitted until stockholder approval of the Plan is attained.
(c)   Prior Plan.   If the Company’s stockholders approve this Plan, then the Prior Plan will terminate on the date of such stockholder approval, and no new awards will be granted under the Prior Plan after such termination date; provided that the Prior Plan will continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.
Section 2.   Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d)   “Board” shall mean the Board of Directors of the Company.
(e)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f)   “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).
(g)   “Company” shall mean ThermoGenesis Holdings, Inc., formerly known as Cesca Therapeutics Inc. and any successor corporation.
(h)   “Director” shall mean a member of the Board.

Appendix B-1

(i)   “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(j)   “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be the closing price of one Share as reported on the NASDAQ Capital Market or any other securities exchange where the Shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading.
(m)   “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.
(n)   “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(o)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(p)   “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(q)   “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
(r)   “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(s)   “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(t)   “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:
•
economic value added (EVA);

•
sales or revenue;

•
costs or expenses;

•
net profit after tax;

•
gross profit;

•
income (including without limitation operating income, pre-tax income and income attributable to the Company);

•
cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•
earnings per share (EPS) (basic or diluted);

•
earnings per share from continuing operations;

•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

Appendix B-2

•
margins (including one or more of gross, operating and net income margin);

•
ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);

•
budget comparisons;

•
unit volume;

•
stock price;

•
net working capital;

•
value creation;

•
market share;

•
market capitalization;

•
workforce satisfaction and diversity goals;

•
employee retention;

•
production metrics;

•
development milestones for clinical therapies;

•
development;

•
implementation or completion of key projects;

•
strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.
(u)   “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(v)   “Plan” shall mean the ThermoGenesis Holdings, Inc. 2016 Equity Incentive Plan, as amended from time to time.
(w)   “Prior Plan” shall mean the Amended and Restated Cesca Therapeutics Inc. 2006 Equity Incentive Plan.
(x)   “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(y)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(z)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

Appendix B-3

(aa)   “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
(bb)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(cc)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(dd)   “Share” or “Shares” shall mean common shares $.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).
(ee)   “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(ff)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3.   Administration
(a)   Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)   Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.
(c)   Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise

Appendix B-4

the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.
(d)   Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.   Shares Available for Awards
(a)   Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,200,000 Shares.
(b)   Counting Shares.   For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). With respect to any Full Value Award, the number of Shares available for Awards under the Plan shall be reduced by 2 Shares for each Share covered by the Full Value Award.
(i)
Shares Added Back to Reserve.   Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (except as otherwise provided under Section 4(b)(ii) below), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to this Section 4(b) against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.   Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (a) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (b) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (c) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (d) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

Appendix B-5

(c)   Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d)   Award Limitations Under the Plan.   The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.
(i)
Section 162(m) Limitation for Awards Denominated in Shares.   No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 80,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash.   The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $6,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(iii)
Limitation for Awards Granted to Non-Employee Directors.   No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 5,000 Shares in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.   Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.   Awards
(a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in

Appendix B-6

substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)
Promissory Notes.   Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.   The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)
The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 1,200,000 Shares.

(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

Appendix B-7

(b)   Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.   Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)   Performance Awards.   The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance

Appendix B-8

Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.
(i)
Timing of Designations; Duration of Performance Periods.   For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification.   Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)   Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.
(f)   Other Stock-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.
(g)   General.
(i)
Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in

Appendix B-9

tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards.   Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing.   Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability

Appendix B-10

or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.
(viii)
Acceleration of Vesting or Exercisability.   No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.   Amendment and Termination; Corrections
(a)   Amendments to the Plan and Awards.   The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:
(i)
amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)
amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:
(i)
require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

Appendix B-11

(ii)
increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)
increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(iv)
permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)
increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

(b)   Corporate Transactions.   In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)   Correction of Defects, Omissions and Inconsistencies.   The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.   Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of

Appendix B-12

restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.
Section 9.   General Provisions
(a)   No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)   Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)   Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)   No Rights of Stockholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e)   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)   No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g)   Governing Law.   The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

Appendix B-13

(h)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)   Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10.   Clawback or Recoupment
All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.
Section 11.   Term of the Plan
No Award shall be granted under the Plan after, and the Plan shall terminate, on July 7, 2026 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix B-14

Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by December 16, 2021 at1:00 A.M., Central time.OnlineGo to www.envisionreports.com/THMO or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/THMO Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.1. Election of Directors: To elect the Company’s five (5) director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified+ForWithholdForWithholdForWithhold01 - Xiaochun (Chris) Xu, Ph.D., MBA02 - Debra Donaghy03 - Russell Medford, MD, Ph.D.04 - Joseph (Jeff) Thomis, Ph.D.05 - Haihong Zhu 2.To approve the amendment of the Company’s Amended 2016 Equity Incentive Plan NOTE: To transact such business as may properly come before the stockholders at the Annual Meeting. ForAgainst AbstainForAgainst Abstain3. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

Annual Meeting of ThermoGenesis Holdings, Inc. StockholdersDecember 16, 2021, 9:00 AM PTThermoGenesis Holdings, Inc.2711 Citrus Rd, Rancho Cordova, CA 95742Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/THMOSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/THMOIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.ThermoGenesis Holdings, Inc.+Notice of Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — December 16, 2021Chris Xu or Jeff Cauble, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ThermoGenesis Holdings, Inc. to be held on December 16, 2021 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below. +